                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange act of 1934

Date of Report (date of earliest event reported):  December 21, 1998

                                IDEX Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     1-10235                    36-3555336
--------------------------------------------------------------------------------
(State or other jurisdiction)        (Commission File           (I.R.S. Employer
                                         Number)                  Identification
                                                                         Number)

630 Dundee Road, Suite 400              Northbrook, Illinois               60062
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number                                     (847) 498-7070
                             ---------------------------------------------------

Item 5.   Other Information

On December 18, IDEX Corporation (the "Company") announced that Donald N. Boyce, Chairman and Chief Executive Officer, plans to retire as Chief Executive as of March 31, 1999, but will remain Chairman of the Company's Board of Directors. Mr. Boyce, 60, has been the Chief Executive Officer of IDEX since its founding in 1988 and was previously Chief Executive of IDEX's predecessor, Houdaille Industries, Inc.

Frank J. Hansen, 57, currently President and Chief Operating Officer, will be named President and Chief Executive Officer as of April 1, 1999. The position of Chief Operating Officer will remain unfilled for the present time. Mr. Hansen joined IDEX's Viking Pump business unit in 1975 and held several management positions there prior to being named President of Viking Pump in 1989. He became an IDEX Vice President-Group Executive in 1993, was named Senior Vice President-Operations in 1994, and assumed the position of President and Chief Operating Officer in January, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  IDEX Corporation

                      December 21, 1998       /s/ WAYNE P. SAYATOVIC
                                              ----------------------------
                                                  Wayne P. Sayatovic
                                                  Senior Vice President-Finance
                                                  and Chief Financial Officer
                                                  (Principal Financial Officer)